Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return.  The partnerships and limited liability companies file separate income tax returns.  The Company's allocable portion of each partnership's and limited liability company's income or loss is included in the taxable income of the Company.  The remaining income or loss of each partnership and limited liability company is allocated to the other owners.  The Company made income tax payments of $474,000 and $288,000 for the periods ended December 31, 2010 and 2009, respectively.
Income tax expense from continuing operations is comprised of the following (in thousands):

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Current:
Federal	$(1,763)	$(111)	$(1,756)
State	272	669	441
Deferred	9,278	7,204	14,779
Income tax expense	$7,787	$7,762	$13,464
A reconciliation of the provision for income taxes as reported and the amount computed by multiplying the income (loss) before taxes by the U.S. federal statutory rate of 35% was as follows (in thousands):

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Tax at U.S. statutory rates	$9,409	$3,828	$6,854
State income taxes, net of federal tax benefit	1,328	565	988
Change in valuation allowance	3,720	10,260	14,468
Expiration of capital loss carryforwards	2,666	—	—
Net income attributable to noncontrolling interests	(9,405)	(6,906)	(8,337)
Other	69	15	(509)
	$7,787	$7,762	$13,464
The components of temporary differences and the approximate tax effects that give rise to the Company’s net deferred tax liability are as follows at December 31 (in thousands):

	2010	2009
Deferred tax assets:
Accrued malpractice reserve	$595	$678
Accrued vacation and bonus	778	296
Net operating loss carryforwards	39,157	26,116
Deferred project costs	31	84
Deferred rent	245	979
Interest rate swap	115	1,964
Capital loss carryforward	4,639	5,619
Stock option compensation	3,519	3,139
Other deferred assets	723	406
Total gross deferred tax assets	49,802	39,281
Less: Valuation allowance	(44,053)	(37,371)
Total deferred tax assets	5,749	1,910
Deferred tax liabilities:
Depreciation on property and equipment	(1,333)	(193)
Amortization of intangible assets	(2,696)	(2,241)
Basis differences of partnerships and joint ventures	(47,781)	(39,150)
Deferred financing costs and OID	(2,905)	(461)
Basis difference on divestitures	(2,158)	—
Other liabilities	(183)	(209)
Total deferred tax liabilities	(57,056)	(42,254)
Net deferred tax liability	$(51,307)	$(40,344)
As of December 31, 2010, the Company has recorded current deferred tax assets and net non-current deferred tax liabilities of $2,000 and $51.3 million, respectively.  The Company had federal net operating loss carryforwards of $88.1 million as of December 31, 2010, which expire between 2027 and 2030.  The Company had state net operating loss carryforwards of $193.9 million as of December 31, 2010, which expire between 2010 and 2030.  The Company had capital loss carryforwards of $13.3 million as of December 31, 2010, which expire between 2010 and 2015.
The Company recorded a valuation allowance against deferred tax assets at December 31, 2010 and December 31, 2009 totaling $44.1 and $37.4 million, respectively, which represents an increase of approximately $6.7 million.  The valuation allowance has been provided for certain deferred tax assets, for which the Company believes it is more likely than not that the assets will not be realized.  Included in the change in valuation allowance was a decrease of approximately $681,000 that was recorded to Other Comprehensive Income related to the tax effect of the interest rate swap changes. In addition, approximately $1.9 million of the increase in the valuation allowance was recorded to additional paid in capital as the result of the tax effect of the acquisitions and disposals of shares of noncontrolling interests.
For the year ended December 31, 2010, the Company recorded income tax expense of $4,900 related to discontinued operations.
A reconciliation of the beginning and ending liability for gross unrecognized tax benefits at December 31, 2010 and 2009 is as follows (in thousands).

	2010	2009
Unrecognized tax benefits balance at January 1	$3,315	$44
Additions based on tax provisions related to the current year	—	3,094
Additions for tax positions of prior years	386	190
Reductions for settlements with taxing authorities	(22)	(13)
Reductions for the expiration of statutes of limitations	(101)
Unrecognized tax benefits balance at December 31	$3,578	$3,315
The Company recognizes interest and penalties related to uncertain tax positions in income tax expense.  As of December 31, 2010 and 2009, the Company had approximately $163,000 and $96,000 of accrued interest and penalties related to uncertain tax positions, respectively.
The Company's U.S. federal and state income tax returns for tax years 2006 and beyond remain subject to examination. During 2010, the Company was notified that the Internal Revenue Service would commence an audit of the Company's federal income tax returns for the years ended December 31, 2006 through 2009.
The Company believes that it is reasonably possible that the reserve for uncertain tax positions may be reduced by approximately $3.4 million in the coming twelve months principally as a result of the settlement of currently ongoing examinations.  The reasonably possible change of $3.4 million is related to the carryback of the Company's net operating loss, and included in other current liabilities in the consolidated balance sheet as of December 31, 2010.
Total amount of accrued liabilities related to uncertain tax positions that would affect the Company's effective tax rate if recognized is $3.5 million as of December 31, 2010 and $3.2 million as of December 31, 2009.